SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	Commission File Number:
June 11, 2003	01-12888

SPORT-HALEY, INC.
(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer Identification Number)

4600 E. 48th Avenue Denver, Colorado 80216 303/320-8800
(Address of principal executive offices and telephone number)

ITEM 5.  Other Events and Regulation FD Disclosure.

On June 12, 2003, Sport-Haley, Inc. (the “Company”) issued a news release announcing an amendment to its licensing agreement with Top-Flite Golf Company, formerly known as Spalding Sports Worldwide, Inc., which grants to Sport-Haley the additional right to manufacture and market golf apparel bearing the Top-Flite® brand label.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.  A copy of the amendment to the licensing agreement, with certain portions omitted pursuant to a Request for Confidential Treatment, is attached to this Form 8-K as Exhibit 10.1.  The amendment to the licensing agreement was executed by the parties on June 11, 2003.

ITEM 7.  Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to License Agreement*
99.1	News Release dated June 12, 2003.

*                                         Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text where indicated. This exhibit, including the omitted portions, has been filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: June 12, 2003	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer

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